UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):   December 4, 2002



                             ELIZABETH ARDEN, INC.
             (Exact name of registrant as specified in its charter)




          Florida                       1-6370            59-0914138
(State or other jurisdiction           (Commission           (IRS Employer
        of incorporation)               File Number)       Identification No.)



14100 N.W. 60th Avenue, Miami Lakes, Florida                          33014
(Address of principal executive offices)                           (Zip Code)



     Registrant's telephone number, including area code:   (305) 818-8000




          _____________________________________________________________
          (Former name or former address, if changed since last report)




Item 7.  Financial Statements and Exhibits.

            (c)     Exhibits.

                  99.1   Press Release dated December 4, 2002.


Item 9.  Regulation FD Disclosure.

     On December 4, 2002, Elizabeth Arden, Inc. (the "Company") issued a news release to (i) report the results of the Company's third quarter ended October 26, 2002; and (ii) to provide sales and EBITDA (earnings before interest, taxes, depreciation and amortization) guidance for the remainder of fiscal year 2003. The Company is filing this Form 8-K pursuant to the SEC's Regulation FD.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ELIZABETH ARDEN, INC.


Date:      December 5, 2002               /s/ Stephen J. Smith
                                      Stephen J. Smith
                                      Executive Vice President and
                                      Chief Financial Officer

                           EXHIBIT INDEX

Exhibit Number                              Description
--------------        -----------------------------------------------------
     99.1             Elizabeth Arden, Inc. Third Quarter Fiscal 2003
                      Earnings Results Press Release dated December 4, 2002.